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                                                               Exhibit 23 (n)(9)

                                   SCHEDULE A

                           TO THE AMENDED AND RESTATED
                               MULTIPLE CLASS PLAN

Bull ProFund                             Leisure Goods & Services UltraSector
Mid-Cap ProFund                          ProFund
Small-Cap ProFund                        Financial UltraSector ProFund
OTC ProFund                              Healthcare UltraSector ProFund
Europe 30 ProFund                        Industrial UltraSector ProFund
Mid-Cap Value ProFund                    Internet UltraSector ProFund
Mid-Cap Growth ProFund                   Oil Drilling Equipment & Services
Small-Cap Value ProFund                  UltraSector ProFund
Small-Cap Growth ProFund                 Pharmaceuticals UltraSector ProFund
UltraBull ProFund                        Precious Metals UltraSector ProFund
UltraMid-Cap ProFund                     Real Estate UltraSector ProFund
UltraSmall-Cap ProFund                   Semiconductor UltraSector ProFund
UltraOTC ProFund                         Technology UltraSector ProFund
UltraJapan ProFund                       Telecommunications UltraSector ProFund
Bear ProFund                             Utilities UltraSector ProFund and
UltraBear ProFund                        Wireless Communications UltraSector
UltraShort OTC ProFund                   ProFund
Money Market ProFund                     Asia 30 ProFund
Airlines UltraSector ProFund             UltraDow 30 ProFund
Banks UltraSector ProFund                U.S. Government Plus ProFund
Basic Materials UltraSector ProFund      Short OTC ProFund
Biotechnology UltraSector ProFund        Short Small-Cap ProFund
Consumer Cyclical UltraSector ProFund    Rising Rates Opportunity ProFund
Consumer Non-Cyclical UltraSector        Large-Cap Value ProFund
ProFund                                  Large-Cap Growth ProFund
Energy UltraSector ProFund               UltraShort Dow 30 ProFund
Dow 30 ProFund                           UltraShort Mid-Cap ProFund
Short Dow 30 ProFund                     UltraShort Small-Cap ProFund
Short Mid-Cap ProFund

Date: December 17, 2003